Guidance ï Vision ï Experience	American Beacon Small Cap Index Fund	Ticker Symbol: Institutional: ASCIX

SUMMARY PROSPECTUS	MAY 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated May 1, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated December 31, 2009, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is to match the performance of the Russell 2000® Index (the “Russell 2000” or “Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share classes
Institutional
Management fees[1]	0.01%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.22%

Total annual fund operating expenses[1]	0.23%

[1]	The fees and expenses shown in the table that follows include both the expenses of the Fund and the Fund’s shares of the allocated expenses of the Small Cap Index Series (“Portfolio”) of the Quantitative Master Series LLC.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Institutional	$24	$74	$130	$293

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund invests all of its investable assets in the Small Cap Index Series of the Quantitative Master Series LLC, therefore, the portfolio turnover rate is that of the Master Small Cap Index Series. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Small Cap Index Series (“Portfolio”) of the Quantitative Master Series LLC (“Index Trust”). The discussion below refers to investments made by the Portfolio. For easier reading, in this Prospectus, the term “Fund” includes the Portfolio.

The Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. The Russell 2000 measures the performance of the small-cap segment of the U.S. equity universe includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership, as determined by the Frank Russell Company. As of December 31, 2009, the market capitalizations of the companies in the Russell 2000 Index ranged from $2 million to $5.6 billion. The Fund will be substantially invested in securities in the Russell 2000, and will invest at least 80% of its assets in securities or other financial instruments or portions thereof, which are components of or have economic characteristics similar to the securities in the Russell 2000. The Fund is also a non-diversified fund.

Using a statistical sampling technique, the Fund invests in a sample of the stocks included in the Russell 2000 and aims to create a portfolio that approximates the performance of the Russell 2000. The Fund does not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000 and so has fewer transaction costs than it would incur through full replication. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection

Summary Prospectus ï May 1, 2010	American Beacon Small Cap Index Fund

with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the Index. The Fund may engage in securities lending, which involves the risk that the borrower may fail to return the Fund’s securities in a timely manner or at all.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Because this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. Other factors that may affect the Fund’s ability to match the return of the Index include a temporary lack of liquidity in the markets for the securities held by the Fund, the different closing times of international and U.S. markets, and different valuation methodologies employed by the Fund and the Index. In addition, the return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the fund to meet redemptions.

Non-Diversification Risk
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Derivatives Risk
The Fund may use derivatives, including options and futures contracts. Such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives. Derivatives transactions may result in larger losses or smaller gains than otherwise would be the case.

Investment Risks
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

Recent Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Master/Feeder Structure Risk
Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Master Portfolio with substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the corresponding Master Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Master Portfolio.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	23.23%
(1/1/01 through 12/31/09)	(2nd Quarter 2003)
Lowest Quarterly Return:	-25.96%
(1/1/01 through 12/31/09)	(4th Quarter 2008)

Summary Prospectus ï May 1, 2010	American Beacon Small Cap Index Fund

	Average Annual Total Returns[1]
	For the periods ended December 31, 2009
	Inception Date
	of Class			Since
Institutional Class	7/31/2000	1 Year	5 Years	Inception
Return Before Taxes		27.21%	0.47%	3.67%
Return After Taxes on Distributions		26.95%	-0.34%	2.97%
Return After Taxes on Distributions and Sale of Fund Shares		17.93%	0.26%	2.97%

			Since
Indexes (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Inception
Russell 2000® Index	27.16%	0.51%	3.77%
Lipper Small-Cap Core Funds Index	34.50%	1.55%	5.00%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
American Beacon Advisors, Inc. serves as the Manager of the Fund.

The Manager invests all of the Fund’s investable assets in the Master Small Cap Index Series of the Index Trust which is advised by BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers

American Beacon Advisors, Inc.
William F. Quinn Executive Chairman	Since Fund Inception
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Cynthia M. Thatcher, Portfolio Manager, Asset Management	Since Fund Inception

BlackRock Advisors, LLC
Debra L. Jelilian Portfolio Manager/Managing Director	Since Fund Inception
Edward Corallo Portfolio Manager/Managing Director	Since 2010

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. You also may purchase, redeem or exchange shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase or exchange into the Fund is $250,000 and the minimum subsequent investment is $50 if the investment is made by check or exchange. No minimum applies to subsequent investments by wire.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï May 1, 2010	American Beacon Small Cap Index Fund

American Beacon Funds P.O. Box 219643 Kansas City, MO 64121

Summary Prospectus ï May 1, 2010	American Beacon Small Cap Index Fund